UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 30, 2018

Stanley Black & Decker, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain,
Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

Stanley Black & Decker, Inc. (the “Company”) is filing herewith the consent of Ernst & Young LLP (the “Auditors”), independent registered public accounting firm of the Company, to the incorporation by reference in the Company’s registration statement on Form S-3 (File No. 333-221127), including related prospectuses, of the Auditors’ reports, dated February 27, 2018, included in the Company’s previously filed Annual Report on Form 10-K for the fiscal year ended December 30, 2017.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 30, 2018

Stanley Black & Decker, Inc.

By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General Counsel and Secretary